EXHIBIT 77Q3 TO FORM N-SAR

Registrant Name: Vanguard Index Funds
File Number: 811-2652
Registrant CIK Number: 0000036405


Items 72, 73 and 74

     Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72 through 74 completely, the Registrant has set forth in their entirety the complete responses to the indicated Items or Sub-Items below, in accordance with verbal instructions provided to the Registrant by the staff of the Commission on September 20, 2002, and September 23, 2002.



Series 1 SEC Identifier S000002839 500 Index Trust
Class 1 SEC Identifier C000007773
Class 2 SEC Identifier C000007774
Class 3 SEC Identifier C000035202

Items 74A-75B


75B-$102,710,921


Item 72DD

1. Total Income dividends for which record date passed during the period                                           $452,231
2. Dividends for a second class of open-end company shares                                                         $272,359
3. Dividends for a third class of open-end company shares                                                          $163,398

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.963
        2. Dividends from a second class of open-end company shares                                                 $.998
        3. Dividends from a third class of open-end company shares                                                  $.824

Item 74

U)      1. Number of shares outstanding                                                                             477,553
        2. Number of shares outstanding for a second class of shares of open-end company shares                     276,118
        3. Number of shares outstanding for a third class of shares of open-end company shares                      200,526

V)      1. Net asset value per share (to the nearest cent)                                                          84.72
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                84.73
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                 69.99


Series 2 SEC Identifier S000002841 Extended Market Index
Class 1 SEc Identifier C000007779
Class 2 SEC Identifier C000007780
Class 3 SEC Identifier C000007781
Class 4 SEC Identifier C000007782
Class 5 SEC Identifier C000035204

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $758
2. Dividends for a second class of open-end company shares                                                          $890
3. Dividends for a third class of open-end company shares                                                           $1,466
4. Dividends for a fourth class of open-end company shares                                                          $293
5. Dividends for a fifth class of open-end company shares                                                           $645

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.006
        2. Dividends from a second class of open-end company shares                                                 $.013
        3. Dividends from a third class of open-end company shares                                                  $.014
        4. Dividends for a fourth class of open-end company shares                                                  $.018
        5. Dividends for a fifth class of open-end company shares                                                   $.011


Item 74

U)      1. Number of shares outstanding                                                                             130,989
        2. Number of shares outstanding for a second class of shares of open-end company shares                     69,074
        3. Number of shares outstanding for a third class of shares of open-end company shares                      112,473
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                     18,319
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                      60,034

V)      1. Net asset value per share (to the nearest cent)                                                          26.20
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                26.21
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                 26.22
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)                34.56
        5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)                 22.52


Series 3 SEC Identifier S000002848 Total Stock Market Index
Class 1 SEc Identifier C000007805
Class 2 SEC Identifier C000007806
Class 3 SEc Identifier C000007807
Class 4 SEC Identifier C000007808
Class 5 SEC Identifier C000035211

Item 72DD

1. Total Income dividends for which record date passed during the period                                           $458,241
2. Dividends for a second class of open-end company shares                                                         $221,406
3. Dividends for a third class of open-end company shares                                                          $128,683
4. Dividends for a fourth class of open-end company shares                                                         $108,117
5. Dividends for a fifth class of open-end company shares							   $40,710

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.235
        2. Dividends from a second class of open-end company shares                                                 $0.244
        3. Dividends from a third class of open-end company shares                                                  $0.247
        4. Dividends for a fourth class of open-end company shares                                                  $0.501
	5. Dividends for a fifth class of open-end company shares						    $0.234

Item 74

U)      1. Number of shares outstanding    									  2,007,829
        2. Number of shares outstanding for a second class of shares of open-end company shares                   941,577
        3. Number of shares outstanding for a third class of shares of open-end company shares                    531,303
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                   221,909
	5. Number of shares outstanding for a fifth class of shares of open-end company shares			  180,159

V)      1. Net asset value per share (to the nearest cent)                                                  	  22.50
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     	  22.50
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	  22.51
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	  46.23
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)		  21.72

Series 4 SEC Identifier S000002840 Value Index
Class 1 SEC Identifier C000007775
Class 2 SEC Identifier C000007776
Class 3 SEC Identifier C000007777
Class 4 SEC Identifier C000007778
Class 5 SEC Identifier C000035203

Item 72DD

1. Total Income dividends for which record date passed during the period                                        $41,366
2. Dividends for a second class of open-end company shares                                                      $19,554
3. Dividends for a third class of open-end company shares                                                       $33,583
4. Dividends for a fourth class of open-end company shares                                                      $37,489
5. Dividends for a fifth class of open-end company shares					                $11,009

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                 $0.244
        2. Dividends from a second class of open-end company shares                                             $0.252
        3. Dividends from a third class of open-end company shares                                              $0.256
        4. Dividends for a fourth class of open-end company shares                                              $0.646
	5. Dividends for a fifth class of open-end company shares					        $0.262

Item 74

U)      1. Number of shares outstanding   									181,818
        2. Number of shares outstanding for a second class of shares of open-end company shares                 79,124
        3. Number of shares outstanding for a third class of shares of open-end company shares                  138,124
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                 59,653
	5. Number of shares outstanding for a fifth class of shares of open-end company shares			43,387

V)      1. Net asset value per share (to the nearest cent)                                                  	15.42
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     	15.42
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	15.42
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	39.53
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)		16.04

Series 5 SEC Identifier S000002842 Growth Index
Class 1 SEC Identifier C000007783
Class 2 SEc Identifier C000007784
Class 3 SEc Identifier C000007785
Class 4 SEC Identifier C000007786
Class 5 SEC Identifier C000035205

Item 72DD

1. Total Income dividends for which record date passed during the period                                         $28,495
2. Dividends for a second class of open-end company shares                                                       $9,400
3. Dividends for a third class of open-end company shares                                                        $16,041
4. Dividends for a fourth class of open-end company shares                                                       $20,786
5. Dividends for a fifth class of open-end company shares							 $6,997

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                  $0.136
        2. Dividends from a second class of open-end company shares                                              $0.150
        3. Dividends from a third class of open-end company shares                                               $0.157
        4. Dividends for a fourth class of open-end company shares                                               $0.293
	5. Dividends for a fifth class of open-end company shares						 $0.139

Item 74

U)      1. Number of shares outstanding   									 211,525
        2. Number of shares outstanding for a second class of shares of open-end company shares                  63,388
        3. Number of shares outstanding for a third class of shares of open-end company shares                   104,146
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                  76,010
	5. Number of shares outstanding for a fifth class of shares of open-end company shares			 50,497

V)      1. Net asset value per share (to the nearest cent)                                                  	22.31
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     	22.31
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	22.31
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	43.34
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)		20.66

Series 6 SEC Identifier S000002845 Small Cap Index
Class 1 SEc Identifier C000007795
Class 2 SEc Identifier C000007796
Class 3 SEc Identifier C000007797
Class 4 SEc Identifier C000007798
Class 5 SEC Identifier c000035208

Item 72DD

1. Total Income dividends for which record date passed during the period                                          $1,400
2. Dividends for a second class of open-end company shares                                                        $633
3. Dividends for a third class of open-end company shares                                                         $1,300
4. Dividends for a fourth class of open-end company shares                                                        $626
5. Dividends for a fifth class of open-end company shares                                                         $594

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $.007
        2. Dividends from a second class of open-end company shares                                               $.009
        3. Dividends from a third class of open-end company shares                                                $.010
        4. Dividends for a fourth class of open-end company shares                                                $.021
        5. Dividends for a fifth class of open-end company shares                                                 $.009

Item 74

U)      1. Number of shares outstanding                                                                           209,782
        2. Number of shares outstanding for a second class of shares of open-end company shares                   71,835
        3. Number of shares outstanding for a third class of shares of open-end company shares                    140,680
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                   35,451
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                    70,508

V)      1. Net asset value per share (to the nearest cent)                                                        21.89
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              21.90
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               21.91
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)              45.74
        5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)               19.75


Series 7 SEC Identifier S000002844 Mid Cap Index
Class 1 SEC Identifier C000007791
Class 2 SEC Identifier C000007792
Class 3 SEC Identifier C000007793
Class 4 SEc Identifier C000007794
Class 5 Sec Identifier C000035207

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $3,502
2. Dividends for a second class of open-end company shares                                                          $1,199
3. Dividends for a third class of open-end company shares                                                           $3,019
4. Dividends for a fourth class of open-end company shares                                                          $916
5. Dividends for a fifth class of open-end company shares                                                           $1,219


Item 7389

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.009
        2. Dividends from a second class of open-end company shares                                                 $.041
        3. Dividends from a third class of open-end company shares                                                  $.009
        4. Dividends for a fourth class of open-end company shares                                                  $.033
	5. Dividends for a fifth class of open-end company shares                                                   $.013

Item 74

U)      1. Number of shares outstanding                                                                           400,736
        2. Number of shares outstanding for a second class of shares of open-end company shares                   29,491
        3. Number of shares outstanding for a third class of shares of open-end company shares                    350,836
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                   31,677
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                    98,087

V)      1. Net asset value per share (to the nearest cent)                                                        12.77
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              57.94
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               12.80
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)              46.81
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)               18.29

Series 8 SEC Identifier S000002847 Small Cap Value Index
Class 1 SEC Identifier C000007802
Class 2 SEc Identifier C000007803
Class 3 SEc Identifier C000007804

Item 72DD

1. Total Income dividends for which record date passed during the period                                          $1,662
2. Dividends for a second class of open-end company shares                                                        $301
3. Dividends for a third class of open-end company shares                                                         $716

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $0.007
        2. Dividends from a second class of open-end company shares                                               $0.008
        3. Dividends from a third class of open-end company shares                                                $0.033

Item 74

U)      1. Number of shares outstanding                                                                           241,701
        2. Number of shares outstanding for a second class of shares of open-end company shares                   37,919
        3. Number of shares outstanding for a third class of shares of open-end company shares                    23,723

V)      1. Net asset value per share (to the nearest cent)                                                        10.34
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              10.36
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               43.14


Series 9 SEC Identifier S000002846 Small Cap Growth Index
Class 1 SEC Identifier C000007799
Class 2 SEc Identifier C000007800
Class 3 SEC Identifier C000007801

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $315
2. Dividends for a second class of open-end company shares                                                          $144
3. Dividends for a third class of open-end company shares                                                           $178

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.002
        2. Dividends from a second class of open-end company shares                                                 $0.003
        3. Dividends from a third class of open-end company shares                                                  $0.011

Item 74

U)      1. Number of shares outstanding                                                                           166,042
        2. Number of shares outstanding for a second class of shares of open-end company shares                   49,903
        3. Number of shares outstanding for a third class of shares of open-end company shares                    20,665

V)      1. Net asset value per share (to the nearest cent)                                                        13.51
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              13.53
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               48.06

Series 10 SEC Identifier S000002843 Large-Cap Index
Class 1 SEC Identifier C000007787
Class 2 SEC Identifier C000007788
Class 3 SEC Identifier C000007789
Class 4 SEC Identifier C000007790
Class 5 SEC Identifier C000035206

Item 72DD

1. Total Income dividends for which record date passed during the period                                          $4,024
2. Dividends for a second class of open-end company shares                                                        $2,842
3. Dividends for a third class of open-end company shares                                                         $2,666
4. Dividends for a fourth class of open-end company shares                                                        $24,121
5. Dividends for a fifth class of open-end company shares                                                         $1,729

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $0.180
        2. Dividends from a second class of open-end company shares                                               $0.236
        3. Dividends from a third class of open-end company shares                                                $0.998
        4. Dividends from a fourth class of open-end company shares                                               $0.472
        5. Dividends from a fifth class of open-end company shares                                                $0.208

Item 74

U)      1. Number of shares outstanding                                                                             20,876
        2. Number of shares outstanding for a second class of shares of open-end company shares                     12,418
        3. Number of shares outstanding for a third class of shares of open-end company shares                      2,681
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                     52,110
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                      11,064

V)      1. Net asset value per share (to the nearest cent)                                                           16.85
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 21.07
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	     86.71
     	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	     41.72
     	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)      	    18.38

